August 4, 2005

Supplement to the Quant Funds Prospectus

Dated July 30, 2005

The Trustees of the Quantitative Group of Funds have approved an amendment to the existing management contract with respect to Quant Emerging Markets Fund (the "Fund") that would increase the management fee paid by the Fund to Quantitative Investment Advisors, Inc. ("Quantitative Advisors"). This change will be submitted to the shareholders of the Fund for approval at a meeting scheduled to be held in September 2005. If approved by Fund shareholders, the fee increase will take effect on or about November 1, 2005.

EXPENSE INFORMATION

As more fully described below, the Fund has submitted for shareholder approval an amendment to the existing management contract under which the management fee payable to Quantitative Advisors would be increased from an annual rate of 0.80% of average daily net assets to 1.00% of average daily net assets

Under the proposed amendment, the "Annual Operating Expenses" and the "Example" shown on pages 11 of the prospectus would change as set forth below. The "Shareholder Fees" shown on page 11 of the prospectus would not change as a result of the amendment to the management contract.

The information in the table below is based on the Fund's actual expenses for the year ended March 31, 2005 except that management fees have been restated to reflect the fee payable under the proposed amendment. Under the management contract currently in effect for the fiscal year ended March 31, 2005, the actual management fee was 0.80% and the total operating expenses were 1.96% for Ordinary Shares and 1.46% for Institutional Shares. Had the proposed amendment been in effect throughout this period management fees and total operating expenses would have been as shown below.

Annual Fund Operating Expenses as a percentage of average net assets

(expenses that are deducted from Fund assets)

Emerging Markets Fund
Ordinary Shares
Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.66%
Total Annual Fund Operating Expenses	2.16%

Institutional Shares
Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.66%
Total Annual Fund Operating Expenses	1.66%

Example:

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Emerging Markets Fund	$ 322	$ 785	$ 1,274	$ 2,625	$ 169	$ 523	$ 902	$ 1,965

This Example assumes that you do not redeem your shares at the end of the period:

	Ordinary Shares				Institutional Shares
Emerging Markets Fund	$ 219	$ 676	$ 1,159	$ 2,493	$ 169	$ 523	$ 902	$ 1,965

The Example does not reflect deferred sales charges on reinvested dividends and other distributions. If the deferred sales charges were included, your costs would be higher.

MANAGEMENT FEE

Under the proposed amendment to the existing management contract, as compensation for its management related services and certain expenses which Quantitative Advisors incurs on behalf of the Fund, the Fund would pay Quantitative Advisors a management fee equal to an annual rate of 1.00% of the Fund's average daily net assets.

As indicated above, if approved by Fund shareholders, the proposed amendment to the management contract with Quantitative Advisors will become effective on or about November 1, 2005. The management fee is computed daily and paid monthly.

00100-00-0805

©2005 U.S. Boston Capital Corporation

Distributor of the Quant Funds, Member NASD/SIPC

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